Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

On October 24, 2022, Executive Network Partnering Corporation, a Delaware corporation (“ENPC”), consummated its business combination by and among ENPC, Granite Ridge Resources, Inc., a Delaware corporation (“Parent”), ENPC Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“ENPC Merger Sub”), GREP Merger Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent (“GREP Merger Sub” and, together with ENPC Merger Sub, the “Merger Subs”), and GREP Holdings, LLC, a Delaware limited liability company (“GREP”), which provides, among other things, that (i) ENPC Merger Sub merged with and into ENPC (the “ENPC Merger”), with ENPC surviving the ENPC Merger as a wholly-owned subsidiary of Parent and (ii) GREP Merger Sub merged with and into GREP (the “GREP Merger,” and together with the ENPC Merger, the “Mergers”), with GREP surviving the GREP Merger as a wholly-owned subsidiary of Parent.

The unaudited pro forma condensed combined financial statements have been prepared in accordance with Article 11 of SEC Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Business” to aid you in your analysis of the financial aspects of the Transactions (as defined below) and is for informational purposes only. The unaudited pro forma condensed combined financial statements present the pro forma effects of the following transactions, collectively referred to as the “Transactions” for purposes of this section, and other related events as described in Note 1 to the accompanying notes to the unaudited pro forma condensed combined financial statements:

•	the formation transaction of Fund III and its business combination with Fund I and Fund II; and

•	the business combination of Grey Rock and ENPC, referred to in this section as the “Business Combination.”

The unaudited pro forma condensed combined balance sheet as of June 30, 2022 (the “pro forma balance sheet”), and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2022 and the year ended December 31, 2021 (the “pro forma statement of operations,” together with the pro forma balance sheet and the corresponding notes hereto, the “pro forma financial statements”) present the pro forma financial statements of the Parent after giving effect to the Transactions.

The pro forma financial statements have been developed from and should be read in conjunction with the following historical financial statements and related notes of ENPC and Grey Rock Energy Fund III, Grey Rock Energy Fund, LP and Grey Rock Energy Fund II:

•	unaudited financial statements of ENPC as of June 30, 2022 and for the six months ended June 30, 2022 and 2021 and the related notes as set forth in the Current Report on Form 8-K (“Current Report”) filed on October 24, 2022, incorporated herein by reference and the audited financial statements of ENPC as of and for the fiscal year ended December 31, 2021 and the related notes as set forth in the Registration Statement on Form S-4/A filed on September 12, 2022 (Reg. No. 333-264986), incorporated herein by reference,

•	unaudited condensed consolidated financial statements of Grey Rock Energy Fund, LP and Subsidiaries as of June 30, 2022 and for the six months ended June 30, 2022 and 2021 and the related notes as set forth in the Registration Statement on Form S-4/A filed on September 12, 2022 (Reg. No. 333-264986), incorporated herein by reference and audited consolidated financial statements of Grey Rock Energy Fund, LP and Subsidiaries as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019 and the related notes as set forth in the Registration Statement on Form S-4/A filed on September 12, 2022 (Reg. No. 333-264986), incorporated herein by reference,

•	unaudited condensed combined financial statements of Grey Rock Energy Fund II as of June 30, 2022 and for the six months ended June 30, 2022 and 2021, and the related notes as set forth in the Registration Statement on Form S-4/A filed on September 12, 2022 (Reg. No. 333-264986), incorporated herein by reference and audited combined financial statements of Grey Rock Energy Fund II as of and for the years ended December 31, 2021 and 2020, and the related notes as set forth in the Registration Statement on Form S-4/A filed on September 12, 2022 (Reg. No. 333-264986), incorporated herein by reference, and

•	unaudited condensed combined financial statements of Grey Rock Energy Fund III as of June 30, 2022 and for the six months ended June 30, 2022 and 2021, and the related notes as set forth in the Registration Statement on Form S-4/A filed on September 12, 2022 (Reg. No. 333-264986), incorporated herein by reference and audited combined financial statements of Grey Rock Energy Fund III as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019 and the related notes as set forth in the Registration Statement on Form S-4/A filed on September 12, 2022 (Reg. No. 333-264986), incorporated herein by reference.

GREP Formation Transaction

The GREP Formation Transaction is accounted for consistent with that of a common control transaction pursuant to the guidance in ASC 805-50, recognizing the assets and liabilities received in the transaction at their historical carrying amounts. Fund III has been identified as the acquirer and “predecessor” to the Parent. As control of each Fund will remain with its respective general partner and there will not be a substantive economic change with respect to the Funds pre and post the GREP Formation Transaction, the transaction is accounted for consistent with that of a common control transaction and the GREP Formation Transaction combined Fund III, Fund I and Fund II at historical cost.

The pro forma balance sheet as of June 30, 2022 assumes that the GREP Formation Transaction occurred on June 30, 2022. The pro forma statement of operations for the six months ended June 30, 2022 and the year ended December 31, 2021 gives pro forma effect to the GREP Formation Transaction as if they had occurred on January 1, 2021.

Business Combination

The Business Combination is accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, ENPC is treated as the “acquired” company for financial reporting purposes. Fund III is the accounting acquirer because Grey Rock, as a group, retained a majority of the outstanding shares of Parent as of the closing of the Business Combination, and they have nominated all members of the board of directors as of the closing of the Business Combination.

The pro forma balance sheet as of June 30, 2022 assumes that the Business Combination and related transactions occurred on June 30, 2022. The pro forma statement of operations for the six months ended June 30, 2022 and the year ended December 31, 2021 give pro forma effect to the Business Combination and related transactions as if they had occurred on January 1, 2021. ENPC and Grey Rock have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The pro forma financial statements are presented to reflect the Transactions and do not represent what ENPC’s financial position or results of operations would have been had the Transactions occurred on the dates noted above, nor do they project the financial position or results of operations of Parent following the Transactions. The transaction accounting adjustments are based on available information and certain assumptions that management believes are factually supportable and are expected to have a continuing impact on the results of operations with the exception of certain non-recurring charges to be incurred in connection with the Transactions, as further described below. In the opinion of management, all adjustments necessary to present fairly the pro forma financial statements have been made.

ENPC anticipates that certain non-recurring charges will be incurred in connection with the GREP Formation Transaction and the Business Combination. Any such charges could affect the future results of Parent in the period in which such charges are incurred; however, these costs are not expected to be incurred in any period beyond 12 months from the effective date of the Business Combination, which is expected to close the same day as the effective date of the transaction. Accordingly, the pro forma statement of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021 reflect the effects of these non-recurring charges.

As a result of the foregoing, the transaction accounting adjustments are preliminary and subject to change as additional information becomes available and additional analysis is performed. The transaction accounting adjustments have been made solely for the purpose of providing the pro forma financial statements presented below. Any increases or decreases in the fair values of assets acquired and liabilities assumed upon completion of the final valuation related to the Business Combinations and/or the initial public offering price of ENPC’s Class A common stock will result in adjustments to the pro forma balance sheet and if applicable, the pro forma statement of operations. The final transaction accounting adjustments described herein may be materially different than the preliminary amounts previously reflected in the pro forma financial statements.

The pro forma financial statements should be read together with the sections titled “ENPC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Grey Rock’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Fund III, Fund I and Fund II,” and the historical financial statements and related notes thereto of ENPC, Grey Rock Energy Fund III, Grey Rock Energy Fund, LP, and Grey Rock Energy Fund II as set forth in the Registration Statement on Form S-4/A filed on September 12, 2022 (Reg. No. 333-264986), incorporated herein by reference.

ENPC

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2022

		GREP Formation Transaction						Business Combination
	Historical				Transaction Accounting		Pro Forma Combined	Transaction Accounting		Pro Forma
(in thousands)	ENPC	Fund I	Fund II	Fund III	Adjustments		GREP Formation	Adjustments		Combined
Assets
Current Assets:
Cash	$172	$813	$22,927	$22,869	$(9,358)	2a	$37,251	$20,593	3a,g	$58,016
Prepaid expenses	56	3	9	16	-		28	-		84
Revenue receivable	-	1,974	21,744	70,836	-		94,554	-		94,554
Advances to operators	-	-	-	15,276	-		15,276	-		15,276
Other assets	-	341	531	754	-		1,626	-		1,626
Contributions receivable	-	-	-	10	-		10	-		10
Other Receivable	-	-	-	469	-		469	-		469
Total current assets	228	3,131	45,211	110,230	(9,358)		149,214	20,593		170,035

Property and equipment (successful efforts):
Oil and gas properties, successful efforts method	-	45,016	325,055	482,156	-		852,227	-		852,227
Accumulated depletion	-	(30,135)	(166,937)	(128,528)	-		(325,600)	-		(325,600)
Total property and equipment, net	-	14,881	158,118	353,628	-		526,627	-		526,627
Cash deposit	-	-	300	-	-		300	-		300
Investments held in trust account	414,554	-	-	-	-		-	(414,554)	3a	-
Total assets	$414,782	$18,012	$203,629	$463,858	$(9,358)		$676,141	$(393,961)		$696,962

Liabilities, stock subject to possible redemption, partners' capital and stockholders' equity
Current Liabilities:
Accounts payable	$68	$-	$-	$-	$-		$-	$-		$68
Accounts payable - related party	100	-	-	-	-		-	-		100
Convertible note—related party	1,549	-	-	-	-		-	(1,549)	3b	-
Accrued expenses	8,530	284	6,736	4,606	(365)	2a	11,261	35,374	3c	55,165
Other payable	-	168	-	-	-		168	-		168
Derivative liabilities - current	-	336	1,664	13,479	-		15,479	-		15,479
Credit facilities - current	-	700	17,000	34,959	(8,993)	2a	43,666	-		43,666
Distributions payable	-	-	-	-	-		-	-		-
Related party payable	-	-	-	-	-		-	-		-
Franchise tax payable	18	-	-	-	-		-	-		18
Income tax payable	45	-	-	-	-		-	-		45
Total current liabilities	10,310	1,488	25,400	53,044	(9,358)		70,574	33,825		114,709

Long-term liabilities:
Asset retirement obligations	-	377	2,086	1,519	-		3,982	-		3,982
Credit facilities - noncurrent	-	-	-	-	-		-	-		-
Derivative liabilities - noncurrent	-	28	211	688	-		927	-		927
Deferred income taxes	-	-	-	-	-		-	25,808	3d	25,808
Derivative warrant liabilities	9,560	-	-	-	-		-	(140)	3e	9,420
Total liabilities	19,870	1,893	27,697	55,251	(9,358)		75,483	59,493		154,846

Class A common stock subject to possible redemption	414,070	-	-	-	-		-	(414,070)	3f	-
Partners' capital and stockholders equity							-			-
General partner	-	139	8,224	34,621	-		42,984	(42,984)	3g	-
Limited partners	-	15,980	167,708	373,986	-		557,674	(557,674)	3g	-
Total partners' capital	-	16,119	175,932	408,607	-		600,658	(600,658)		-

Class A common stock	0	-	-	-	-		-	(0)	3f	-
Class B common stock	0	-	-	-	-		-	(0)	3f	-
Class F common stock	0	-	-	-	-		-	(0)	3f	-
Accumulated deficit	(19,158)	-	-	-	-		-	19,158	3i	-
ParentCo Class A common stock	-	-	-	-	-		-	1,710	3f,g,h	1,710
Additional paid in capital	-	-	-	-	-		-	540,406	3b,c,d,e,f,g,h,i	540,406
Total partners' capital, stock subject to possible redemption and stockholders' equity	394,912	16,119	175,932	408,607	-		600,658	(453,454)		542,116
Total liabilities, stock subject to possible redemption, partners' capital and stockholders' equity	$414,782	$18,012	$203,629	$463,858	$(9,358)		$676,141	$(393,961)		$696,962

See accompanying “Notes to the Unaudited Pro Forma Condensed Combined Financial Statements”

ENPC

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022

		GREP Formation Transaction				Business Combination
	Historical				Pro Forma Combined	Transaction Accounting		Pro Forma
(in thousands, except share and per share amounts)	ENPC	Fund I	Fund II	Fund III	GREP Formation	Adjustments		Combined
Revenue:
Oil, natural gas, and related product sales	$-	$4,231	$66,818	$173,068	$244,117	$-		$244,117

Operating Expenses:
Lease operating expenses	-	808	7,897	9,470	18,175	-		18,175
Production taxes	-	274	2,805	9,574	12,653	-		12,653
Depletion and accretion expense	-	1,107	15,760	30,662	47,529	-		47,529
Impairment expense	-	-	-	-	-	-		-
Professional fees	-	70	305	458	833	(833)	4a	-
Management fees	-	-	1,158	1,889	3,047	(3,047)	4b	-
General and administrative	8,516	6	397	757	1,160	2,090	4a	11,766
Gain on disposal of oil and natural gas properties	-	-	-	-	-	-		-
Administrative fee—related party	120	-	-	-	-	4,951	4b	5,071
Franchise tax expense	75	-	-	-	-	-		75
Total operating expenses	8,711	2,265	28,322	52,810	83,397	3,161		95,269
Operating Income (Loss)	(8,711)	1,966	38,496	120,258	160,720	(3,161)		148,848
Gain/(loss) on derivative contracts	-	(803)	(7,826)	(25,228)	(33,857)	-		(33,857)
Interest expense	-	(19)	(398)	(718)	(1,135)	-		(1,135)
Change in fair value of derivative warrant liabilities	(2,424)	-	-	-	-	35	4c	(2,389)
Income from investments held in Trust Account	501	-	-	-	-	(501)	4d	-
Income (Loss) before income taxes	(10,634)	1,144	30,272	94,312	125,728	(3,627)		111,467
Income tax expense	45	-	-	-	-	27,977	4e	28,022
Net Income (Loss)	$(10,679)	$1,144	$30,272	$94,312	$125,728	$(31,604)		$83,445

Net income per share (Note 5)
Weighted average shares outstanding of Class A common stock, basic and diluted	42,014,000
Basic and diluted net income per share of Class A common stock	$(0.25)
Weighted average shares outstanding of Class B common stock, basic and diluted	300,000
Basic and diluted net income per share of Class B common stock	$(0.25)
Weighted average shares outstanding of Class F common stock, basic and diluted	828,000
Basic and diluted net income per share of Class F common stock	$(0.25)

Weighted average shares outstanding of ParentCo Class A common stock								132,923,379
Basic and diluted net income per share of ParentCo Class A common stock								$0.63

See accompanying “Notes to the Unaudited Pro Forma Condensed Combined Financial Statements”

ENPC

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

		GREP Formation Transaction				Business Combination
	Historical				Pro Forma Combined	Transaction Accounting		Pro Forma
(in thousands, except share and per share amounts)	ENPC	Fund I	Fund II	Fund III	GREP Formation	Adjustments		Combined
Revenue:
Oil, natural gas, and related product sales	$-	10,257	$82,391	$197,546	$290,194	$-		$290,194

Operating Expenses:
Lease operating expenses	-	1,799	13,128	12,362	27,289	-		27,289
Production taxes	-	627	5,675	10,808	17,110	-		17,110
Depletion and accretion expense	-	3,038	31,090	60,534	94,662	-		94,662
Impairment expense	-	-	-	-	-	-		-
Professional fees	-	218	541	1,552	2,311	(2,311)	4f	-
Management fees	-	-	2,315	3,878	6,193	(6,193)	4g	-
General and administrative	1,964	171	672	832	1,675	4,826	4f	8,465
Gain on disposal of oil and natural gas properties	-	(1,341)	(938)	-	(2,279)	-		(2,279)
Administrative fee—related party	240	-	-	-	-	10,000	4g	10,240
Franchise tax expense	159	-	-	-	-	-		159
Total operating expenses	2,363	4,512	52,483	89,966	146,961	6,322		155,646
Operating Income (Loss)	(2,363)	5,745	29,908	107,580		(6,322)		134,548
Gain/(loss) on derivative contracts	-	(1,842)	(13,232)	(17,315)	(32,389)	-		(32,389)
Interest expense	-	(138)	(848)	(1,399)	(2,385)	-		(2,385)
Change in fair value of derivative warrant liabilities	3,794	-	-	-	-	(55)	4h	3,739
Income from investments held in Trust Account	41	-	-	-	-	(41)	4i	-
Income (Loss) before income taxes	1,472	3,765	15,828	88,866	(34,774)	(6,418)		103,513
Income tax expense	-	-	-	-	-	25,789	4j	51,597
						25,808	4j
Net Income (Loss)	$1,472	$3,765	$15,828	$88,866	$(34,774)	$(58,015)		$51,916

Net income per share (Note 5)
Weighted average shares outstanding of Class A common stock, basic and diluted	42,014,000
Basic and diluted net income per share of Class A common stock	$0.03
Weighted average shares outstanding of Class B common stock, basic and diluted	300,000
Basic and diluted net income per share of Class B common stock	$0.03
Weighted average shares outstanding of Class F common stock, basic and diluted	828,000
Basic and diluted net income per share of Class F common stock	$0.03

Weighted average shares outstanding of ParentCo Class A common stock								132,923,379
Basic and diluted net loss per share of ParentCo Class A common stock								$0.39

See accompanying “Notes to the Unaudited Pro Forma Condensed Combined Financial Statements”

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 — Basis of Presentation and Description of the Transaction

The pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786, “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria which simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management Adjustments”). Only Transaction Accounting Adjustments are presented in the pro forma financial information and notes thereto. The adjustments presented in the pro forma financial statements have been identified and presented to provide relevant information necessary for an understanding of Parent upon consummation of the GREP Formation Transaction and Business Combination.

The GREP Formation Transaction is accounted for consistent with that of a common control transaction pursuant to the guidance in ASC 805-50, recognizing the assets and liabilities received in the transaction at their historical carrying amounts. Fund III has been identified as the acquirer and “predecessor” to Parent. Management determined that Fund III was the predecessor as it is the largest of the three Funds and comprised the majority of the Combined Company upon consummation of the Business Combination. For the purposes of effecting the GREP Formation Transaction, it was determined that a high degree of common ownership exists among Fund III, Fund I and Fund II and there will not be a substantive economic change with respect to the Funds, pre and post the GREP Formation Transaction. As such, the GREP Formation Transaction is accounted for consistent with that of a common control transaction and Fund III, Fund I and Fund II are combined at their historical cost.

The Business Combination is accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, ENPC is the “accounting acquirer” and GREP is the “accounting acquirer” for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination is treated as the equivalent of GREP issuing shares for the net assets of ENPC, followed by a recapitalization. The net assets of ENPC are stated at historical cost. Operations prior to the Business Combination are those of GREP.

The pro forma balance sheet as of June 30, 2022 assumes that the Business Combination and related transactions occurred on June 30, 2022. The pro forma statement of operations for the six months ended June 30, 2022 and the year ended December 31, 2021 give pro forma effect to the Business Combination and related transactions as if they had occurred on January 1, 2021, the beginning of the earliest period presented. These periods are presented on the basis that GREP is the acquirer for accounting purposes.

The unaudited pro forma adjustments reflecting the GREP Formation Transaction and the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that management believes are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely the actual adjustments will differ from the pro forma adjustments, and it is possible that the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the GREP Formation Transaction and the Business Combination based on information available to management at this time and the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The pro forma financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the GREP Formation Transaction or the Business Combination. The pro forma financial statements are not necessarily indicative of what the actual results of operations and financial position would have been had the GREP Formation Transaction and Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of Parent following the Business Combination. They should be read in conjunction with the historical financial statements and notes thereto of ENPC, Grey Rock Energy Fund, LP, Grey Rock Energy Fund II and Grey Rock Energy Fund III.

Note 2 — Preliminary Accounting of the GREP Formation Transaction

The GREP Formation Transaction closed in conjunction with the Business Combination with consideration of $1.3 billion. Grey Rock Energy Fund III will be treated as the accounting acquirer to the GREP Formation Transaction which is accounted for consistent with that of a common control transaction in accordance with ASC 805-50, recognizing the assets and liabilities received in the transaction at their historical carrying amounts.

(a)	Represents settlement of the preferred limited partnership credit facility balances for Fund II and Fund III at June 30, 2022 of $8,993 thousand, and the associated interest expense totaling $365 thousand for a total decrease in cash of $9,358 thousand.

Note 3 — Transaction Accounting Adjustments — Balance Sheet

The unaudited pro forma condensed combined balance sheet has been adjusted to reflect the Business Combination and has been prepared for informational purposes only.

(a)	Reflects the reclassification of cash held in ENPC’s Trust Account to cash and to reflect the cash available to consummate the Business Combination or to fund redemption of existing public shares.

(b)	Reflects the elimination of the $1,549 thousand working capital loan ENPC borrowed from the Sponsor. This loan was cancelled in conjunction with the consummation of the Business Combination.

(c)	Reflects the pro forma adjustment of $35,374 thousand for the estimated legal, accounting, printer and capital market advisory fees incurred directly related to the Business Combination.

(d)	The pro forma adjustment to deferred tax assets and liabilities were computed as if GREP became subject to corporate U.S. federal and state income taxes under Subchapter C of the U.S. Internal Revenue Code as of June 30, 2022. These balance sheet adjustments reflect future tax consequences attributable to differences between financial statement amounts and their respective tax basis utilizing an estimated blended statutory U.S. federal and state income tax rate of 23%. The adjustment amount is primarily driven by the recognition of deferred tax liabilities related to differences between the book and tax basis of oil and gas properties and related depletion and the expected realization of unrealized gain/loss on hedging activities. The change in tax status resulted in a pro forma adjustment to establish a deferred tax liability of $25,808 thousand.

(e)	Reflects the elimination of 153,500 of ENPC’s private placement warrants forfeited as part of the Business Combination.

(f)	Reflects the reclassification of ENPC’s Class A common stock subject to redemption of $414,070 thousand to 41,400,000 shares of Class A common stock and additional paid in capital, the forfeiture of ENPC’s Class B shares and the conversion of ENPC’s Class F shares in conjunction with the consummation of the Business Combination.

(g)	Reflects the redemption of 39,343,496 shares of Class A ordinary shares redeemed for $393,961 thousand allocated to ENPC common stock and additional paid in capital using a par value of $0.01 per share at a redemption price of approximately $10.00 per share in conjunction with the consummation of the Business Combination.

(h)	Reflects the exchange of the Funds’ historical Partners’ capital balances in which 130,000 thousand shares of Class A common stock are redeemed for $1,300 thousand using a par value of $0.01 per share at a redemption price of approximately $10.00 per share with the remaining Partners’ capital balances exchanged for additional paid in capital.

(i)	Reflects the reclassification of ENPC’s historical accumulated deficit into additional paid-in capital as part of the reverse recapitalization.

Note 4 — Transaction Accounting Adjustments - Statement of Operations

The unaudited pro forma condensed combined statement of operations has been adjusted to reflect the Business Combination and has been prepared for informational purposes only. There were no adjustments to the unaudited pro forma condensed combined statement of operations related to the GREP Formation Transaction.

(a)	Reflects the pro forma adjustment to increase general and administrative expense of $1,257 thousand associated with ENPC’s future executive team and other incremental personnel expenses. The pro forma adjustment also reclassifies professional fees to “General and administrative.”

(b)	Reflects the pro forma adjustment to increase management fees of $1,904 thousand in accordance with the “Management Services Agreement” and reclassification of Fund II and Fund III’s existing management fees of $3,047 thousand to “Administrative fee-related party.”

(c)	Reflects the elimination of the gain associated with the mark-to-market of ENPC’s private placement warrants forfeited upon consummation of the Business Combination.

(d)	Reflects the elimination of “Income from investments held in Trust Account” associated with ENPC’s investment held in trust.

(e)	To record the $27,977 income tax expense impact of the unaudited pro forma adjustments at an estimated statutory rate of 23%. Fund I, Fund II and Fund III operate in multiple jurisdictions, so the statutory rate may not be reflective of the actual impact of the tax effects of the adjustments.

(f)	Reflects the pro forma adjustment to increase general and administrative expense of $2,515 thousand associated with ENPC’s future executive team and other incremental personnel expenses. The pro forma adjustment also reclassifies professional fees to “General and administrative.”

(g)	Reflects the pro forma adjustment to increase management fees of $3,807 thousand in accordance with the “Management Services Agreement” and reclassification of Fund II and Fund III’s existing management fees of $6,193 thousand to “Administrative fee-related party.”

(h)	Reflects the elimination of the gain associated with the mark-to-market of ENPC’s private placement warrants forfeited upon consummation of the Business Combination.

(i)	Reflects the elimination of “Income from investments held in Trust Account” associated with ENPC’s investment held in trust.

(j)	To record the $25,789 thousand income tax expense impact of the unaudited pro forma adjustments at an estimated statutory rate of 23%. Fund I, Fund II and Fund III operates in multiple jurisdictions, so the statutory rate may not be reflective of the actual impact of the tax effects of the adjustments. In addition, the pro forma adjustment also reflects the tax impact of $25,808 thousand to establishing the deferred tax liability of Fund I, Fund II and Fund III upon conversion to a taxable corporation.

Note 5 — Pro Forma Net Income per Share

Pro forma net income per share was calculated using the historical weighted averages shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2021. As the Business Combination and the related transactions are being reflected as if they had occurred at the beginning of the earliest period presented, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes that the shares issuable relating to the Business Combination and related transactions have been outstanding for the entirety of all periods presented.

	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021
(in thousands, except share and per share information)	Actual Redemptions	Actual Redemptions
Pro forma net income	$83,445	$51,916
Weighted average shares outstanding — basic and diluted	132,923,379	132,923,379
Net income per share — basic and diluted	0.63	0.39
Excluded securities:(1)
Public Warrants	10,350,000	10,350,000

(1)	The potentially dilutive outstanding securities were excluded from the computation of pro forma net income per share, basic and diluted, because their effect would have been anti-dilutive, issuance or vesting of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the periods presented. In addition, Parent common stock of 45,000 shares issued to ENPC’s independent directors have not been reflected in the weighted average shares outstanding.

Note 6 — Supplemental Pro Forma Oil and Natural Gas Reserve Information

The following tables present the estimated pro forma combined net proved developed and undeveloped oil and natural gas reserve information as of December 31, 2021, along with a summary of changes in quantities of net remaining proved reserves during the year ended December 31, 2021.

The following estimated pro forma oil and natural gas reserve information is not necessarily indicative of the results that might have occurred had the Business Combination been completed on December 31, 2021 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those described in the Proxy Statements and Prospectus in the section titled “Risk Factors” which is incorporated herein by reference.

	Historical
	Fund I	Fund II	Fund III	Pro Forma

	Pro Forma Oil Reserves (in MBbl)
Balance at December 31, 2020	1,708	5,405	9,349	16,462
Production	(162)	(956)	(2,295)	(3,413)
Revision of previous estimates	173	292	186	651
Divestiture of reserves	(1,068)	(30)	—	(1,098)
Acquisition of reserves	—	—	7,673	7,673
Extensions and discoveries	6	589	1,948	2,543
Balance at December 31, 2021	657	5,300	16,861	22,818

Proved developed reserves at:
December 31, 2020	1,052	3,745	5,256	10,053
December 31, 2021	630	4,213	6,815	11,658

Proved undeveloped reserves at:
December 31, 2020	656	1,660	4,093	6,409
December 31, 2021	27	1,087	10,046	11,160

	Historical
	Fund I	Fund II	Fund III	Pro Forma

	Pro Forma Natural Gas Reserves (in MMcf)
Balance at December 31, 2020	3,701	48,557	22,665	74,923
Production	(505)	(5,595)	(8,761)	(14,861)
Revision of previous estimates	637	16,489	1,838	18,964
Divestiture of reserves	(2,302)	(51)	—	(2,353)
Acquisition of reserves	—	—	39,254	39,254
Extensions and discoveries	27	888	8,505	9,420
Balance at December 31, 2021	1,558	60,288	63,501	125,347

Proved developed reserves at:
December 31, 2020	2,127	18,979	15,479	36,585
December 31, 2021	1,437	22,110	30,710	54,257

Proved undeveloped reserves at:
December 31, 2020	1,574	29,578	7,186	38,338
December 31, 2021	121	38,178	32,791	71,090

	Historical
	Fund I	Fund II	Fund III	Pro Forma

	Total Pro Forma Reserves (in MBoe)
Balance at December 31, 2020	2,324	13,498	13,126	28,948
Production	(246)	(1,889)	(3,755)	(5,890)
Revision of previous estimates	280	3,041	493	3,814
Divestiture of reserves	(1,452)	(39)	—	(1,491)
Acquisition of reserves	—	—	14,216	14,216
Extensions and discoveries	11	737	3,365	4,113
Balance at December 31, 2021	917	15,348	27,445	43,710

Proved developed reserves at:
December 31, 2020	1,406	6,908	7,836	16,150
December 31, 2021	870	7,898	11,934	20,702

Proved undeveloped reserves at:
December 31, 2020	918	6,590	5,290	12,798
December 31, 2021	47	7,450	15,511	23,008

Standardized Measure of Discounted Future Net Cash Flows

The following tables present the estimated pro forma discounted future net cash flows at December 31, 2021. The pro forma standardized measure information set forth below gives effect to the Business Combination as if the Business Combination had been completed on December 31, 2021. The disclosures below were determined by referencing the “Standardized Measure of Discounted Future Net Cash Flows” reported in Grey Rock Energy Fund III’s, Grey Rock Energy Fund, LP’s and Grey Rock Energy Fund II’s respective historical financial statements for the year ended December 31, 2021; an explanation of the underlying methodology applied, as required by SEC regulations, can be found within the respective historical financial statements included elsewhere in this proxy statement/prospectus. The calculations assume the continuation of existing economic, operating and contractual conditions at December 31, 2021.

Therefore, the following estimated pro forma standardized measure is not necessarily indicative of the results that might have occurred had the Business Combination been completed on December 31, 2021 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those described in the Proxy Statement and Prospectus in the section titled “Risk Factors” which are incorporated herein by reference.

Discounted Future Net Cash Flows

The following table sets forth the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves as of December 31, 2021:

	Historical
(in thousands)	Fund I	Fund II	Fund III	Pro Forma

Future cash inflows	$48,311	$530,180	$1,428,934	$2,007,425
Future production costs	(20,308)	(164,426)	(381,379)	(566,113)
Future development costs	(1,304)	(45,962)	(175,771)	(223,037)
Future income tax expense	(150)	(801)	(5,272)	(166,094)
Future net cash flows	$26,549	$318,991	$866,512	$1,052,181
10% discount for estimated timing of cash flows	(9,975)	(113,779)	(313,947)	(383,396)
Standardized measure of discounted future net cash flows	$16,574	$205,212	$552,565	$668,785

Sources of Change in Discounted Future Net Cash Flows

The principal changes in the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the year ended December 31, 2021 are as follows:

	Historical
(in thousands)	Fund I	Fund II	Fund III	Pro Forma

Balance at beginning of period	$19,993	$69,690	$105,900	$195,583
Sales of oil and natural gas produced, net of production costs	(7,831)	(63,588)	(174,377)	(245,796)
Extensions and discoveries	172	14,236	43,615	58,023
Previously estimated development costs incurred during the period	14	9,483	12,545	22,042
Net change of prices and production costs	10,056	136,694	185,875	332,625
Change in future development costs	(289)	(667)	(2,877)	(3,833)
Revisions of quantity and timing estimates	5,660	28,644	15,854	50,158
Accretion of discount	2,018	6,994	10,702	19,714
Change in income taxes	99	(220)	(2,194)	(107,881)
Acquisition of Reserves	—	—	332,947	332,947
Divestiture of Reserves	(13,107)	(482)	—	(13,589)
Other	(211)	4,428	24,575	28,792
Balance at end of period	$16,574	$205,212	$552,565	$668,785